Saxon Asset Securities Trust (SAST) 2004-3 - Stack Price/Yield					Cheyne

Settle	10/27/2004
First Payment	11/25/2004

Prepay (FRM)	100 *cheyn_fixed_pp
Prepay (ARM)	100 *cheyn_arm_pp
Default	7 *cheyn_loss
Loss Severity	100%
Servicer Advances	100%
Liquidation Lag	12
Triggers	Fail
Optional Redemption	Call (N)

	Fwd	Fwd + 100	Fwd + 200	Fwd + 300
M1
Price	100-00	100-00	100-00	100-00
Disc Margin	63.0	63.0	63.0	51.8
WAL	4.25	4.29	4.55	4.92

Loss
0%	6 months constant
10	over 12 months, evenly divided
48	over 24 months, evenly divided
16	over 12 months, evenly divided
10	over 12 months, evenly divided
6	over 12 months, evenly divided
10	over 24 months, evenly divided
0	remaining life

Prepay
FRM: ramp from 2 CPR to 17CPR in 15 months, remain at 17 CPR for life
ARM: 25CPR in Year 1, 30 CPR to month 24, spike to 60CPR for 4 months, ramp down to 40CPR over 10 months, remain at 40CPR for life